UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2018

              BOWL AMERICA INCORPORATED

(Exact name of registrant as specified in its charter)

Maryland	01-7829	54-0646173
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

  6446 Edsall Road, Alexandria, VA 22312

(Address of principal executive offices, including zip code)

           (703) 941-6300

(Registrant’s telephone number, including area code)

           Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.02(e)     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 24, 2018, the Board of Directors of Bowl America Incorporated (the “Company”) and Mr. Leslie H. Goldberg agreed to an amended employment agreement. The amended employment agreement will expire at the end of the Company’s current fiscal year on June 30, 2019. The terms of the amended employment agreement provide that Mr. Goldberg (i) will continue as President of the Company and (ii) his annual salary will remain at $52,000. The amended employment agreement also provides that if Mr. Goldberg leaves the employ of the Company at the termination of the agreement or becomes disabled during the term thereof so that he cannot carry on his duties as President, he will act as a consultant and will receive $52,000 each year for ten (10) years and, for the remainder of Mr. Goldberg’s life, Mr. Goldberg will have the option to remain covered by the Company’s health insurance plans and will pay the same proportionate amount of the premium as the other officers of the Company; provided that if the Company’s health insurance plans are discontinued or otherwise unavailable to Mr. Goldberg for any reason, the Company will provide for comparable health insurance coverage.

In addition, on October 24, 2018, the Company and Ms. Cheryl Dragoo agreed to a two-year extension of Ms. Dragoo's employment agreement. The extended employment agreement will expire on June 28, 2020. All other terms of the extended employment agreement remain the same as Ms. Dragoo's existing employment agreement with the Company, including that she will continue as Controller, Chief Financial Officer, Senior Vice President and Assistant Treasurer of the Company; provided and her annual salary will be $180,000.

The forgoing summary does not purport to be complete and is qualified in its entirety by the amended employment agreements, copies of which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 9.01(d)     Financial Statements and Exhibits.

Exhibit 10.1 Amended Employment Agreement between the Company and Leslie H. Goldberg.

Exhibit 10.2 Amended Employment Agreement between the Company and Cheryl A. Dragoo.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWL AMERICA INCORPORATED

Date October 24, 2018	By:	/s/ Leslie H Goldberg
Leslie H. Goldberg
President

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